                                                                   EXHIBIT 10.15

                               PURCHASE AGREEMENT


         This Purchase Agreement (this "Agreement"), is entered into as of February 19, 2004, by and among SUNSET FINANCIAL RESOURCES, INC., a Maryland corporation, having its principal office at 10245 Centurion Parkway North, Jacksonville, Florida 32216 (the "Buyer"), and SUNSET MORTGAGE COMPANY, LP, a Pennsylvania limited partnership ("Seller"), having its principal offices at 1408 West Baltimore Pike, Franklin Center Pennsylvania 19063.

         WHEREAS, Seller has agreed to transfer the residential mortgage loans described on Schedule 1 attached hereto (the "Loans") to the Buyer, and the Buyer has agreed to acquire the Loans from Seller, on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, the Buyer and Seller hereby agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings set forth on Exhibit A attached hereto.

         SECTION 2. PURCHASE AND SALE. (a) On the terms and subject to the conditions set forth herein, Seller agrees to transfer, sell and convey to the Buyer, and the Buyer agrees to acquire from Seller, on the Closing Date, the entire right, title and interest of Seller in and to (i) all of the Loans being conveyed by Seller and all Monthly Payments thereon due after the Cut-Off Date and all other payments with respect to such Loans allocable to the period after the Cut-Off Date and (ii) all Related Assets.

                  (b) Seller shall be entitled to all Monthly Payments on the Loans being conveyed by it due on or before the Cut-Off Date.

                  (c) On the Closing Date, in consideration of the transfer by Seller of the Loans as contemplated by Section 2(a) above, the Buyer shall pay $7,580,126.71 (the "Purchase Price") to Seller in immediately available funds.

         SECTION 3. [INTENTIONALLY OMITTED.]

         SECTION 4. CLOSING.

                  (a) In connection with the transfer and sale contemplated by this Agreement, on or before the Closing Date, Seller shall deliver to the Buyer (or its designee, which may be a servicer) the following documents or instruments with respect to each of its Loans:

                           (i) the original Underlying Note showing a complete
chain of endorsement from the originator to the current holder (if other than the originator) and endorsed by the originator or current holder to the Buyer;

                           (ii) either: (A) the original Mortgage with evidence
of recording thereon, (B) with respect to a Loan for which the original Mortgage was not returned after recordation, a copy of the Mortgage certified by the appropriate recording officer to be true and accurate, or (C) with respect to a Loan for which the original Mortgage has been sent to the


PURCHASE AGREEMENT - PAGE 1
appropriate public official for recording and with respect to which a certified copy of the Mortgage is not available from such public official, a copy of the Mortgage certified as a true copy by an Authorized Officer of the Issuer;

                           (iii) either: (A) the original executed assignments
of the Mortgage (which may be in the form of a blanket assignment in which case Seller shall execute and deliver to the Buyer within thirty days of the Closing Date, an original assignment of the Mortgage), showing a complete chain of assignment from the originator to the current assignee (if other than the originator) and acceptable for recording in the jurisdiction in which the applicable Mortgaged Property is located, and from the originator or current assignee;

                           (iv) the original of each assumption, modification,
written assurance or substitution agreement, if any;

                           (v) either (i) originals of any title insurance
policies relating to the Mortgaged Properties or (ii) copies of any title insurance policies certified as true by Seller;

                           (vi) for all Loans, a blanket assignment of all
collateral securing the Loan, including without limitation, all rights under applicable guarantees and insurance policies;

                  (b) The obligation of the Buyer to acquire the Loans and pay the Purchase Price therefor on the Closing Date shall be subject to satisfaction of each of the following conditions:

                           (i) all of the representations set forth in Section 5
of this Agreement shall be true and correct in all material respects on the Closing Date;

                           (ii) Seller shall have performed or complied with all
of its obligations hereunder to have been performed or complied with on or before the Closing Date;

                           (iii) Seller shall have delivered to the Buyer, or
its designee, the Loan Files for all of the Loans;

                           (iv) Seller shall have delivered to the Buyer, or its
designee, any and all proceeds of Loans which have been prepaid in full or in part after the Cut-Off Date;

                           (v) Buyer shall have received any other agreements,
documents, instruments, certificates, resolutions or opinions as it shall reasonably request; and

                           (vi) Buyer shall have closed the initial public
offering of its common stock.

                  (c) The Buyer, in its sole discretion waive any condition set forth in Section 4(b).


PURCHASE AGREEMENT - PAGE 2

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date:

                  (a) Seller has been duly formed and is validly existing under the laws of the state of its formation and is qualified to transact business as presently conducted by it in each other jurisdiction in which failure to so qualify would have a material adverse effect on its business or financial condition or its ability to perform its obligations under this Agreement.

                  (b) Seller has the full power and authority to originate or purchase and hold the Loans, to transfer, convey and contribute such Loans and to execute and deliver this Agreement to enter into and consummate all transactions contemplated by, and to perform its obligations under, this Agreement and to conduct its business as presently conducted.

                  (c) Seller has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement constitutes the valid, legal and binding agreement of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization or moratorium, or other similar laws affecting the enforcement of creditors' rights in general, (ii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement or which purport to provide indemnification from securities laws liabilities.

                  (d) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal laws, or the laws of any state, for the execution, delivery and performance of or compliance by Seller with this Agreement or the consummation by Seller of any other transaction contemplated hereby, except for those such consents, approvals, authorizations, orders, registrations, filings and notices which were obtained on or before the Closing Date.

                  (e) None of the origination of the Loans, the transfer and contribution of the Loans to the Buyer or the execution, delivery or performance of this Agreement, by Seller, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) any term or provision of the organizational documents or operating agreement of Seller, or (ii) any material term or provision of any agreement, contract, instrument or indenture of any nature whatsoever, to which Seller is a party or is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or results or will result in the creation or imposition of any lien or security interest upon the Loans or any documents or instrument evidencing or securing the Loans.

                  (f) Seller (i) is not in violation of the laws of any jurisdiction in which a Mortgaged Property is located, except for such violations as would not, individually or in the aggregate, have a material adverse effect on the business, assets, operations or condition, financial or otherwise, of Seller or adversely affect the Loans or the Mortgages or the transfer thereof to the Buyer or the enforceability of the Obligor's obligations thereunder, and (ii) is not


PURCHASE AGREEMENT - PAGE 3
in default under any material provisions of any agreement, contract, instrument or indenture of any nature whatsoever to which Seller is a party or by which it is bound, nor has any event occurred which with notice or lapse of time or both would constitute a default under any such agreement, contract, instrument or indenture, which violation, event or default could have a material adverse effect on the Loans, the performance by Seller of its obligations under this Agreement or the transactions contemplated hereby.

                  (g) Seller has not dealt with any broker, investment banker, agent or other person, except for the Buyer, who may be entitled to any commission or compensation in connection with the transfer and contribution of the Loans.

                  (h) There are no actions or proceedings against, or investigations of, Seller currently pending or, to such Seller's knowledge, threatened, which, if determined adversely to Seller, could affect (i) the transfer of the Loans, (ii) the execution, delivery or enforceability of this Agreement or the performance by Seller of its obligations hereunder or (iii) materially and adversely, the financial condition of Seller.

                  (i) The assignment and conveyance of the Underlying Notes and the Mortgages by Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                  (j) Seller (i) is a solvent entity and is paying its debts as they become due and (ii) after giving effect to the transfer of the Loans, will be a solvent entity and will have sufficient capital to pay its debts as they become due.

                  (k) Neither the Loan Schedule nor any computer tape, statement, notice, schedule, certificate, report or other document furnished by or to the best of Seller's knowledge, on behalf of Seller pursuant to this Agreement or in connection with the transactions contemplated hereby and upon which the Buyer has reasonably relied contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading. Since the furnishing of such items, except as set forth on the Loan Schedule, there has been no material change which would render the information set forth in any of such items untrue or misleading in a material respect.

                  (l) Immediately prior to transfer of the Loans to the Buyer, Seller had good title to, and was the sole owner of, the Loans free and clear of all liens, other than liens for which Seller has obtained an executed release of lien. Except for the Buyer, no Person other than Seller has any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise. Immediately upon the transfer thereof, the Buyer will have good title to each of the Loans, free and clear of all liens.

                  (m) All of the Loans were originated in the United States, in a state where Seller is qualified to transact such business in the ordinary course of its business, except to the extent that any failure to be so qualified would not materially and adversely affect the Loans or the Mortgages or the transfer thereof or the enforceability of the Obligor's obligations thereunder. None of the Loans have been originated in, nor are such Loans subject to the laws



PURCHASE AGREEMENT - PAGE 4
of, any jurisdiction under which the transfer and assignment of Loans to Buyer would be unlawful, void or voidable.

                  (n) The information set forth in the Loan Schedule is true and correct in all material respects.

                  (o) The terms of all of the Underlying Notes and the Mortgages have not been impaired, waived, altered or modified in any respect, except by written instruments, executed in accordance with the customary credit policies of Seller, which are reflected on the Loan Schedule. No Obligor has been released, in whole or in part, except pursuant to the terms of an assumption agreement which is part of the related Loan File and the terms of which are reflected in the Loan Schedule.

                  (p) None of the Underlying Notes or the related Mortgages by their respective terms are subject to any right of rescission, setoff, abatement, diminution, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Underlying Notes or the Mortgages, or the exercise of any right thereunder in accordance with the terms thereof, render the Mortgages unenforceable, in whole or in part, or subject to any right of rescission, setoff, abatement, diminution, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, abatement, diminution, counterclaim or defense has been asserted with respect thereto.

                  (q) None of the Mortgages have been satisfied, canceled or subordinated, in whole or in part, or rescinded, and, except as reflected on the Loan Schedule, the Mortgaged Properties have not been released from the lien of the Mortgages, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

                  (r) All of the Underlying Notes and the Mortgages delivered to the Buyer, or its designee, are genuine originals (except where certified copies of the Mortgages have been delivered in accordance with Section 4(a)(ii) hereof) and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms.

                  (s) There has been no fraud, dishonesty, misrepresentation or negligence on the part of Seller or, to such Seller's knowledge, the originator or Obligor in connection with the origination of any Loan or in connection with the transfer and contribution of such Loan to the Buyer.

                  (t) There is no material default, breach, violation or event of acceleration existing under any of the Mortgages or the Underlying Notes and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and since the Cut-Off Date Seller has not waived any default, breach, violation or event of acceleration.

                  (u) All of the Underlying Notes and the Mortgages comply with all requirements of applicable federal, state and local laws and regulations. The origination and servicing of the Loans and contribution of the Loans comply with any and all applicable requirements of any applicable federal, state or local law, including, without limitation, usury,


PURCHASE AGREEMENT - PAGE 5
truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws. To such Seller's knowledge, each Mortgaged Property is in compliance in all material respects with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use, and operation of such Mortgaged Property. To such Seller's knowledge, all inspections, licenses and certificates required, including certificates of occupancy, whether by law, ordinance, regulation or insurance standards to be made or issued with regard to each of the Mortgaged Properties, have been obtained and are in full force and effect.

                  (v) No Loan is a 30-Day Delinquent Loan.

                  (w) Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to each of the Mortgages, directly or indirectly, for the payment of any amount required by the respective Loans.

                  (x) To Seller's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments (including assessments payable in future installments) or other outstanding charges affecting any of the related Mortgaged Properties.

                  (y) All of the Mortgaged Properties are located in the state indicated on the Loan Schedule, and, except as reflected on the Loan Schedule, consist of a single parcel of real property. All of the Mortgaged Properties are in good repair, are free of damage and waste that would materially and adversely affect their value and such Mortgaged Properties have not been materially damaged by fire, wind or other cause, which damage has not been fully repaired or for which insurance proceeds have not been received or are not expected to be received in an amount sufficient to pay for such repairs.

                  (z) All of the Mortgages are valid, subsisting and enforceable first liens on the related Mortgaged Properties, including all buildings on the Mortgaged Properties and all fixtures related thereto, and all additions, alterations and replacements made at any time with respect to the foregoing, except as reflected on the Loan Schedule. Such lien is subject only to (i) the lien of current real property taxes and assessments not yet due and payable,
(ii) covenants, conditions and restrictions, rights-of-way, easements and other matters of the public record as of the date of recording, none of which individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgages or the operation and use of the related Mortgaged Properties, and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgages or the use, enjoyment, value or marketability of the related Mortgaged Properties. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein, except as reflected on the Loan Schedule. Except as reflected on the Loan Schedule, the Underlying Notes are not secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in this paragraph.


PURCHASE AGREEMENT - PAGE 6

                  (aa) Each of the Mortgages contain provisions for the acceleration of the payment of the unpaid principal balance of the Loan in the event the related Mortgaged Properties are sold without the prior consent of the Mortgagees thereunder.

                  (bb) There is no proceeding pending for the total or partial condemnation of any of the Mortgaged Properties.

                  (cc) Each of the Mortgages contain customary provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Properties of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) otherwise by judicial foreclosure or power of sale.

                  (dd) In the event any of the Mortgages constitute a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Buyer or its assignees to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor.

                  (ee) Each of the Loans are Eligible Loans as of the Closing Date.

                  (ff) The form of endorsement of each Underlying Note satisfies the requirement, if any, of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Underlying Note, and each form of assignment will be in recordable form and will be sufficient to effect the assignment of and to transfer to the assignee thereof, all right, title and interest under each Mortgage to which that assignment relates.

                  (gg) All escrow deposits, if any, and other payments relating to each Loan have been delivered to the Buyer or applicable servicer or its agent, and all amounts required to be deposited by Seller or the related Obligor have been deposited with the Buyer or the applicable servicer or its agent and there are no deficiencies with regard thereto.

                  (hh) To Seller's knowledge, each of the Obligors has good title to the related Mortgaged Properties.

                  (ii) The lien of each Mortgage is insured by an ALTA lender's title insurance policy (or a binding commitment) or its equivalent, as adopted in the applicable jurisdiction. Except as reflected on the Loan Schedule, the policy (or such binding commitment) insures the originator of such Loan, its successors and assigns, as to the first-priority lien of the Mortgage in the original principal amount after all advances of principal, subject only to permitted encumbrances, none of which, individually or in the aggregate should interfere with the current use of the Mortgaged Property or materially detract from the benefit of the first-priority (except as reflected on the Loan Schedule) lien of the Mortgage. The originator of such Loan (including its successors and assigns) is the sole named insured of the policy (or such binding commitment), and the policy (or such binding commitment) is assignable to the trustee without the consent of or any notification to the insurer. No claims have been made under such policy (or such binding


PURCHASE AGREEMENT - PAGE 7
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commitment), and Seller has no knowledge of any matter that would impair or diminish the coverage of such policy.

                  (jj) Each Mortgaged Property is covered by insurance policies providing coverage against loss or damage sustained by (i) fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Obligor from being deemed a co-insurer, and to provide coverage of replacement or actual cost, consistent with industry standards; and the policies contain a standard mortgagee clause naming the mortgagee and its successors as loss payees; (ii) flood insurance (if any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special hazards); and (iii) comprehensive general liability insurance in amounts as are generally required by commercial mortgage lenders. The insurance policies contain clauses providing they are not terminable and may not be reduced without ten (10) days prior written notice to the mortgagee, and all premiums due and payable through the Closing Date have been made. No notice of termination or cancellation with respect to any such policies has been received by Seller which remains effective. Each of the Mortgages obligate the Obligor to maintain all such insurance at its cost and expense, and on the Obligor's failure to do so, authorizes the holder of each of the Mortgages to maintain such insurance and to obtain reimbursement therefor from the Obligor.

         SECTION 6. TAKEOUT OBLIGATION. (a) Seller and the Buyer shall give written notice to each other promptly after discovery of (i) a breach of any of the representations and warranties set forth in Section 5 or (ii) any defect in any document or documents constituting a part of a Loan File. For purposes of this Section 6, any Loan (or the related REO Property) with respect to which either a breach of any representation or warranty set forth in Section 5 exists or any defect in any document or documents constituting a part of the related Loan File exists is referred to as a "Defective Loan."

                  (b) Within thirty (30) days of its discovery or its receipt of notice of any breach or defect the Seller shall, at its option, (i) promptly cure such defect or breach in all material respects, or (ii) purchase the affected Loan at a price equal to the Takeout Price. If the breach or defect has not been cured within thirty (30) days after such discovery or receipt of notice, Seller must purchase the Defective Loan within one Business Day for an amount equal to the Takeout Price.

         SECTION 7. REPRESENTATIONS AND WARRANTIES OF BUYER. The Buyer represents and warrants to Seller as follows:

                  (a) The Buyer is a corporation duly organized and validly existing under the laws of the State of Maryland and has full power to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement.

                  (b) The execution and delivery by the Buyer of this Agreement have been duly authorized by all necessary action on the part of the Buyer.


PURCHASE AGREEMENT - PAGE 8

                  (c) Neither the execution and delivery of this Agreement by the Buyer, nor the consummation of the transactions herein contemplated, nor compliance by the Buyer with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter of the Buyer or conflict with, result in a breach or violation of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Buyer is a party or by which the Buyer is bound, or any statute, order or regulation applicable to the Buyer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Buyer.

                  (d) The execution, delivery and performance by the Buyer of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency.

                  (e) This Agreement has been duly executed and delivered by the Buyer and, assuming due authorization, execution and delivery by Seller, constitutes a legal, valid and binding obligation of the Buyer enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and general principles of equity).

         SECTION 8. INDEMNIFICATION. (a) Seller agrees to indemnify and hold harmless the Buyer and its officers, directors, affiliates, employees and agents (the "Buyer Indemnified Persons") from and against any and all losses, claims, expenses, damages or liabilities to which the Buyer Indemnified Persons may become subject, under the U. S. federal securities laws, the Agreement, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time (42 U.S.C. Sections 9601 et seq.) or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) the inaccuracy of any representation or warranty made by Seller in Section 5 hereof, and (ii) will reimburse Buyer Indemnified Persons for any legal or other expense reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

                  (b) Promptly after receipt by an indemnified party under this Agreement of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnitor under this Agreement, notify the indemnitor of the commencement thereof. The omission so to notify the indemnitor will not relieve it from any liability which it may have to any indemnified party otherwise than under this Agreement, except to the extent the defense of any such action is prejudiced by the failure of the indemnified party to provide notice. If any such action is brought against any indemnified party, and it notifies the indemnitor of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which counsel shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred


PURCHASE AGREEMENT - PAGE 9
by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         SECTION 9. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be personally delivered, mailed by nationally recognized express delivery service, or by registered mail, postage prepaid, or transmitted by telecopy to the recipient at such recipient's Notice Address or at such other addresses as the parties hereto may designate in writing to each other party hereto. All such notices and other communications shall be in writing and effective upon receipt, except when telecopied, in which case, such communication shall be effective upon telecopy against receipt of answer back or written confirmation thereof.

         SECTION 10. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 11. FURTHER ASSURANCE. Seller agrees to execute and deliver such agreements, instruments, documents and certificates, and to take such actions, as the Buyer may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         SECTION 12. SURVIVAL. Each of the representations and warranties contained in Section 5 shall survive the Closing Date and shall continue in full force and effect, notwithstanding that Buyer or any Person has conducted or has failed to conduct any partial or complete examination of the Loan Files.

         SECTION 13. GOVERNING LAW. THIS AGREEMENT IS TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         SECTION 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 15. ASSIGNMENT; BENEFICIARIES. All provisions of this Agreement (including the representations and warranties set forth in Section 5 hereof) shall be continuing obligations of Seller and shall (i) be binding upon Seller and its successors and assigns and (ii) inure to the benefit of and be enforceable by the Buyer and its successors and assigns. Seller may not assign its rights under this Agreement, or delegate any of its duties hereunder, without the prior written consent of the Buyer.

         SECTION 16. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.


PURCHASE AGREEMENT - PAGE 10

         SECTION 17. AMENDMENTS; WAIVERS. This Agreement may not be amended, changed, waived, modified, discharged or terminated except pursuant to an instrument in writing signed by the parties hereto

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



PURCHASE AGREEMENT - PAGE 11

         IN WITNESS WHEREOF, parties have caused their names to be signed to this Agreement by their respective officers thereunto duly authorized as of the date first above written.

                                    SUNSET FINANCIAL RESOURCES, INC.


                                    By: /s/ John Bert Watson
                                       -----------------------------------------
                                        John Bert Watson
                                        President and Chief Executive Officer


                                    SUNSET MORTGAGE COMPANY, LP


                                    BY: AVONWOOD CAPITAL CORPORATION, ITS
                                    GENERAL PARTNER


                                    By: /s/ Samuel B. Morelli
                                       -----------------------------------------
                                        Name: /s/ Samuel B. Morelli
                                             -----------------------------------
                                        Title: President and COO
                                              ----------------------------------




PURCHASE AGREEMENT - PAGE 12

                                    EXHIBIT A
                                       TO
                               PURCHASE AGREEMENT

                                   DEFINITIONS

         The following words and phrases shall have the following meanings:

         "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in Dallas, Texas are authorized or obligated by law or executive order to be closed.

         "Closing Date" means on or before March 31, 2004.

         "Collections" means all payments including, without limitation, Monthly Payments, Principal Prepayments, Liquidation Proceeds and insurance proceeds, but excluding Prepayment Penalties received by or on behalf of the Servicers in respect of the Loans.

         "Cut-Off Date" means on or before March 31, 2004.

         "Defective Loan" has the meaning set forth in Section 7(a) of the Purchase Agreement.

         "Eligible Loan" is a Loan that meets the following requirements as of the date of its transfer by Seller:

                  (a) the Underlying Note provides for level monthly payments except as set forth on the Loan Schedule;

                  (b) is payable in United States Dollars and is secured by a Mortgage on real property located in the United States;

                  (c) the Underlying Note relating to such Loan, according to its original or amended terms, provides that the amount payable thereunder will be due not more than 360 months following the origination date of such Loan;

                  (d) is not payable by an obligor which is located within the meaning of Section 9.103 of the Uniform Commercial Code as enacted in the State of Texas, in any jurisdiction outside of the United States and is not the United States of America or any state or agency, department or instrumentality of the United States of America or any state thereof;

                  (e) is not more than thirty (30) days delinquent as of the Cut-Off Date;

                  (f) is evidenced by one original executed copy of the Underlying Note;

                  (g) the Loan documents are consistent with underwriting and credit policies of Seller;


EXHIBIT A
DEFINITIONS - PAGE 1

                  (h) shall not have ever been more than sixty (60) days past due as of the Cut-Off Date;

                  (i) has a FICO score of at least 630;

         "Loan" means collectively, a loan to a Person originated by Seller or one of its Affiliates or purchased by Seller or one of its Affiliates to finance or refinance the acquisition, construction, development or renovation of real or personal property by such Person, each of which is evidenced by an Underlying Note and a Mortgage and which is listed in the aggregate with any other loans to such Person on the Loan Schedule.

         "Loan File" means, with respect to a Loan, the Loan file delivered to Buyer and the Servicer Loan File, taken together.

         "Loan Schedule" means the schedule of Loans attached as Schedule I to the Purchase Agreement. The Loan Schedule specifies the aggregate Cut-Off Date Principal Balance of the Loans and, with respect to each Loan: (i) the loan number; (ii) the name and address of the Obligor and address of the Mortgaged Property; (iii) the original principal balance; (iv) the current Loan Rate; (v) the amount of the current Monthly Payment and any step-up in the Monthly Payment; (vi) the scheduled maturity date; (vii) any waiver, impairment, alteration or modification of the terms of the Underlying Note or Mortgage or the release, in whole or in part of any Obligor or Mortgaged Property; (viii) any Mortgage not constituting a first lien; (ix) whether such Loan is secured by any property other than the primary real estate collateral; and (x) any material changes that would render information previously provided to the Buyer untrue or misleading in a material respect.

         "Monthly Payment" means, with respect to any Loan, each scheduled monthly payment of principal and interest on such Loan which is payable by a Obligor from time to time under the related Underlying Note.

         "Mortgage" means collectively, any and all mortgages, deeds of trust, security agreements, assignments of leases and rents or other instruments given as security for an Underlying Note, together with any and all riders, addenda, written modifications and amendments thereto.

         "Mortgaged Property" means all real property, including all buildings, structures, improvements or fixtures thereon and all appurtenances, water rights, privileges and benefits appertaining thereto, and all personal property that is conveyed, pledged or mortgaged, or in which a security interest is granted, under a Mortgage to secure the payment of all sums and the performance of all covenants and obligations that are to be paid or performed by a Obligor under the terms of such Obligor's Loan.

         "Mortgagee" means the mortgagee or secured party under a Mortgage.

         "Obligor" means any obligor on an Underlying Note or any Person that has acquired a Mortgaged Property and assumed the obligations of the obligor under the Underlying Note and the Mortgage.


EXHIBIT A
DEFINITIONS - PAGE 2

         "Person" means an individual, corporation, partnership, trust, unincorporated association, joint venture or government or any agency or political subdivision thereto.

         "Related Assets" means, with respect to a Loan, all documents in the related Loan File, all other documents held by the Seller, the servicer or any subservicer with respect to the Loan, and any other assets related to the Loan.

         "Takeout Price" means, with respect to any Loan purchased hereunder, an amount equal to the sum of (i) 100% of the Loan principal balance thereof as of the date of purchase, (ii) accrued interest thereon at the applicable Loan Rate or Loan Rates from the date to which interest was last paid by the Obligor to the next date on which a Monthly Payment is due under the Mortgage following the date of purchase, (iii) expenses reasonably incurred or to be incurred by the Buyer in respect of the breach or defect giving rise to the purchase obligation, including any expenses arising out of the enforcement of the purchase obligation.

         "30-Day Delinquent Loan" means a Loan on which any Monthly Payment is more than thirty (30) days contractually past due.

         "Underlying Note" means the promissory note, deed of trust note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Loan, including any modification or amendment thereto.





EXHIBIT A
DEFINITIONS - PAGE 3

                                   AMENDMENT
                                       TO
                               PURCHASE AGREEMENT

         This AMENDMENT (this "Amendment") to the Purchase Agreement (the "Agreement") by and among SUNSET FINANCIAL RESOURCES, INC., a Maryland corporation, having its principal office at 10245 Centurion Parkway North, Jacksonville, Florida 32216 (the "Buyer"), and SUNSET MORTGAGE COMPANY, LP, a Pennsylvania limited partnership ("Seller"), having its principal offices at 1408 West Baltimore Pike, Franklin Center Pennsylvania 19063, dated February 19, 2004, is entered into as of the 26th day of February, 2004. Capitalized terms that are not defined herein shall have the meanings assigned to such respective terms in the Agreement.

         WHEREAS, the parties have decided to replace certain of the Loans in the portfolio of assets to be sold by Seller to Buyer.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Agreement is hereby amended by deleting Schedule 1 attached thereto in its entirety and replacing it with the Amended and Restated Schedule 1 attached hereto.

         2. Notwithstanding any contrary provisions of the Agreement, the undersigned parties agree to be bound by the terms and provisions of the Agreement as amended by this Amendment. In all other respects the Agreement is hereby ratified and confirmed.

         3. The Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation on the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         4. The Amendment shall be governed and construed by the laws of the State of Texas (without regard to conflicts of laws principles).

                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                     BUYER:

                                     SUNSET FINANCIAL RESOURCES, INC.


                                     By:    /s/ John Bert Watson
                                         --------------------------------------
                                     Name:  John Bert Watson
                                          -------------------------------------
                                     Title: President and CEO
                                           ------------------------------------

                                     SELLER:

                                     SUNSET MORTGAGE COMPANY, LP

                                     By: Avonwood Capital Corporation,
                                         its general partner



                                     By:    /s/ Mary T. Travis
                                         --------------------------------------
                                     Name:  Mary T. Travis
                                          -------------------------------------
                                     Title: Sr. Vice President
                                           ------------------------------------

                              AMENDED AND RESTATED

                                   SCHEDULE 1

                                      LOANS

                                 [See attached]

                                   SCHEDULE I
                                       TO
                               PURCHASE AGREEMENT

                                  LOAN SCHEDULE
LOAN SCHEDULE - PAGE 1

NO. FILENAME   BORROWER       RATE   LOAN AMOUNT   LTV    TRW - B  TU - B  EQ - B     TRW - CB    TU - CB   EQ - CB  LOAN PROGRAM
 1  10006409   Charnley       5.750   $72,000.00  35.644      732      727     741      739         736       730    20 YR FXD

 2  10006474   Kazlauskas     5.250   $99,999.00  38.168      809      789     689                                   15 YR FIXD

 3  200300169  NAGLE          5.875  $330,000.00  40.000      770      764     759                                   30 YEAR FIXED

 4  20030156   RUSSO          5.875  $260,000.00  56.522      776      771     781                                   30 YEAR FIXED

 5  10006346   Simmons        5.500   $51,800.00  35.724      806      792     798      769         751       752    15 YR FIXD

 6  10006371   Szwajkowski    5.875  $118,300.00  65.179      790      781     790      766         763       760    30 YR FIXED

 7  2004011403 SPOTAK         3.250  $310,000.00  66.381      769      745     763      763         680       743    3/1 ARM

 8  10006502   Polant         5.875  $110,600.00  69.125      766      752     768                                   30 YEAR FIXED

 9  10006210   Schaefgen      6.250  $286,500.00  74.416      729      720     702                                   30 YR FXD

10  10006503   LANDKOWSKI     3.500  $149,000.00  68.981      689      702     759                                   3/1 ARM

11  10006293   Martin         5.875  $209,000.00  75.180      795      784     798                                   30 YEAR FIXED

12  10006512   Torres         5.875  $120,000.00  80.000      747      764     759                                   30 yr fixed

13  2004011202 Kaatz          5.625  $196,000.00  80.000      653      694     706                                   30 yr fixed

14  3050243    Zeh            5.250  $387,800.00  66.000      774      790     827      760         775       793    15 YR FIXED

15  10006585   Henderson      5.000   $70,500.00  21.364      710      809      0        0          796       797    15 YR FIXD

16  200300175  DRAKE          4.875  $260,000.00  34.667      753      774     809      753         762       777    15 YR FIXD

17  10006537   SUDDERTH       5.750   $80,000.00  48.048      691      679     686      709         701       684    30 YR FXD

18  10006590   White          5.375   $51,500.00  59.884      823      782     792      827         782       799    15 YR FIXD

19  10006465   Davis          5.750  $184,020.00  63.599      666      709     667                                   30 YR FXD

20  10006557   Peters         5.875   $77,500.00  69.820      795      771     786      792         762       790    30 YR FXD

21  10006587   LOVELL         5.250  $154,000.00  70.000      647      654     668                                   15 YR FIXD

22  2004012300 SANTORE-SMITH  3.875  $123,500.00  76.235      722      728     805      686         689       701    3/1 ARM

23  20030004   VERDES         6.875  $148,000.00  78.723      675      706     652

24  20030027   ZANE           4.750  $285,000.00  71.250      680      684     716      674         708       732    5/1 ARM

25  10006354   MELSON         5.375   $59,000.00  74.214      766      776     772      716         737       736    15 YR FIXD

26  10006296   McIlvaine      5.875  $128,000.00  67.368      772      781     757                                   30 YR FXD

27  2004011203 Spencer        5.750  $200,000.00  67.797      630      635     663      630         645       663    30 YEAR FIXED

28  10005272   Riccardo       6.250  $240,000.00  80.000      775      750     739                                   30 yr fixed

29  2004012712 BLACKWELL      4.875  $100,000.00  20.000      775      780     801      754         792       820    15 YR FIXD

30  10006604   KEARNEY        5.625   $85,700.00  31.164      820      797     804      806         805       793    20 YR FXD

31  2004021107 SCHWARTZ       4.875  $140,000.00  37.333      771      791     792      773         787       806    10 YR FIXD

32  10006546   Neal           5.625  $120,000.00  43.011      739      760     750      780         760       759    25YR FRM

33  10006611   BALDWIN        5.875   $84,000.00  45.405      737      772     780                                   30 YR FXD

34  10006549   Floray         6.125  $105,000.00  52.500      659      680     660                                   30 YR NIV - OH

35  10006609   FELIX          6.500  $160,000.00  58.182      697      717     666                                   30 NO DOC - PL

36  10006629   Truong         5.125  $150,000.00  58.708      697      769     752                                   15 YR FIXD

37  10006631   Grove          5.750  $199,000.00  63.175      831      737     795      794         780       802    30 YR FXD

38  10006545   Calcagni       4.875  $200,000.00  63.492      652      603     638      629         629       602    15 YR FIXD

39  10006501   ADGATE         5.625  $163,500.00  64.497      755      740     741

40  10006554   Ho             5.125  $200,000.00  65.118      794      764     762      768         692       749    15 YR FIXD

41  10006591   HANEY          4.875   $53,000.00  66.250      784      788     785      767         761       762    15 YR FIXD

42  2004012301 WRIGHT         4.625  $201,400.00  67.133      760      791     793                                   7/23 BALLOON

43  10006565   LOVE           6.875  $108,750.00  70.617      729      723     718                                   30 YR NINA - O

44  2004012806 TEODOROVICI    5.125  $123,000.00  70.690      617      638     675      611         639       675    15 YR FIXD

45  2004012605 Gillikin       5.000  $234,000.00  71.125      790      804     790      784         828       769    15 YR FIXD OSB

46  10006526   D'ORAZIO       6.375   $97,500.00  75.000      757      729     754                                   30 YEAR FIXED

47  2004012103 MILLER         5.625  $165,000.00  75.000      803      814     834                                   30 YR FXD

48  10006610   Ferland        5.500  $136,000.00  78.161      665      667     700      657         655       689    30 YR FXD

49  2004012105 Mann           4.750  $106,500.00  78.309      736      753     776      763         765       788    5/1 Arm

50  2004012206 DUBOSE         5.750  $224,000.00  78.322      645      671     682                                   30 YR FXD

51  10006623   Abram Jr.      6.625  $195,735.00  79.653      727      663     659      794         756       800    30 YR SIVA - P

52  10006555   MCPHILLIPS     4.125  $319,000.00  79.770      740      700     694      703         743       744    3/1 ARM

53  10006616   KINKA          5.875  $333,700.00  69.812      770      753     737      770         740       742    30 YR FXD

54  10006651   WICKIZER       5.875  $128,800.00  80.000      709      698     654      731         723       713    30 YR FXD

                                    8,895,604.00

          AVERAGES                                62.532  738.315  739.167 728.593  715.600     738.067   749.000




NO. FILENAME   BORROWER         APPROVED STATUS      OCCUPANCY        LIEN   STATE     YR OF LOAN ORIG         MATURITY DATE
 1  10006409   Charnley         LP A/E                Primary         First   VA            12/01/2003

 2  10006474   Kazlauskas       LP A+                 Primary         First   VA            12/23/2003

 3  200300169  NAGLE            DU A/E                Primary         First   CA            12/05/2003

 4  20030156   RUSSO                                  Primary         First   NY            11/03/2003

 5  10006346   Simmons          LP E/A+               Primary         First   NJ            12/31/2003

 6  10006371   Szwajkowski      LP A/E                Primary         First   PA            01/02/2004

 7  2004011403 SPOTAK           DU A/E                Primary         First   IL            01/14/2004

 8  10006502   Polant           LP A/E                Primary         First   VA            01/08/2004

 9  10006210   Schaefgen        LP ACCEPT             Primary         First   MD            12/10/2003

10  10006503   LANDKOWSKI       DU  A/E               Primary         First   WI            01/15/2004

11  10006293   Martin           LP A+                 Primary         First   NY            11/17/2003

12  10006512   Torres           LP E/A                PRIMARY         FIRST   NJ              2/5/2004              3/1/2034

13  2004011202 Kaatz            DU                    PRIMARY         FIRST   IL              2/6/2004              3/1/2034

14  3050243    Zeh              DU                    PRIMARY         FIRST   NJ              2/6/2004              3/1/2019

15  10006585   Henderson        LP A/E                Primary         First   FL            01/21/2004

16  200300175  DRAKE            DU A/E                Primary         First   TN            12/08/2003

17  10006537   SUDDERTH         LP E/A                Primary         First   TN            01/29/2004

18  10006590   White            LP E/A+               Primary         First   VA            02/05/2004

19  10006465   Davis                                  Primary         First   PA            01/08/2004

20  10006557   Peters           LP E/A                Investment      First   PA            02/02/2004

21  10006587   LOVELL           DU A/E                Primary         First   NJ            01/20/2004

22  2004012300 SANTORE-SMITH    DU A/E                Primary         First   PA            01/23/2004

23  20030004   VERDES                                 Primary         First   PA            10/10/2003

24  20030027   ZANE                                   Primary         First   VA            11/06/2004

25  10006354   MELSON           LP A+                 Primary         First   TX            01/02/2004

26  10006296   McIlvaine        DU A/E                Primary         First   NJ            12/23/2003

27  2004011203 Spencer          DU A/E                Primary         First   VA            01/12/2004

28  10005272   Riccardo         UNITED ONE            PRIMARY         FIRST   PA             2/12/2004              3/1/2034

29  2004012712 BLACKWELL        DU AE                 Primary         First   CA            01/27/2004

30  10006604   KEARNEY          LP E/A+               Primary         First   PA            02/09/2004

31  2004021107 SCHWARTZ         DU A/E                Primary         First   MA            02/11/2004

32  10006546   Neal                                   Primary         First   CT            01/30/2004

33  10006611   BALDWIN          DU A/E                Primary         First   FL            02/10/2004

34  10006549   Floray           OSB NIV               Primary         First   MD            12/30/2003

35  10006609   FELIX            PLAT NO DOC           Primary         First   CA            02/10/2004

36  10006629   Truong           LPA+                  Primary         First   FL            01/28/2004

37  10006631   Grove            LP A+                 Primary         First   PA            02/09/2004

38  10006545   Calcagni         LP E/A                Primary         First   MA            01/30/2004

39  10006501   ADGATE           LP eligible/accept    Primary         First   PA            12/23/2003

40  10006554   Ho               LP A PLUS             Primary         First   FL            02/02/2004

41  10006591   HANEY            LP E/A                Primary         First   PA            02/06/2004

42  2004012301 WRIGHT           DU AE                 Primary         First   VA            01/23/2004

43  10006565   LOVE             OSB NINA              Investment      First   NJ            01/06/2004

44  2004012806 TEODOROVICI      DU A/E                Primary         First   MD            01/28/2004

45  2004012605 Gillikin         OSB APPR              Primary         First   NC            01/26/2004

46  10006526   D'ORAZIO         LP A/E                Investment      First   PA            01/20/2004

47  2004012103 MILLER           DU A/E                Primary         First   NJ            01/21/2004

48  10006610   Ferland          LP E/A                Primary         First   FL            02/10/2004

49  2004012105 Mann             DU A/E                Primary         First   PA            01/21/2004

50  2004012206 DUBOSE           DU A/E                Primary         First   VA            01/22/2004

51  10006623   Abram Jr.        PLAT SIVA             Primary         First   PA            02/10/2004

52  10006555   MCPHILLIPS       LP E/A                Primary         First   NV            02/02/2004

53  10006616   KINKA            DU A/E                Primary         First   PA             2/11/2004

54  10006651   WICKIZER         DU A/E                Primary         First   NJ             2/17/2004